PIONEER FAMILY OF FUNDS

                                AMENDMENT
                                    TO
                 MASTER INVESTMENT COMPANY SERVICE AGREEMENT

                              As of May 5, 2007

         WHEREAS, each Customer listed on Exhibit A hereto, as amended from time to time (each a "Customer"), and Pioneer Investment Management Shareholder Services, Inc., a Massachusetts corporation with its principal place of business at 60 State Street, Boston, Massachusetts 02109 ("PIMSS") have entered into a Master Investment Company Service Agreement, dated Mach 4, 2003 (the "Agreement"); and

         WHEREAS, each Customer and PIMSS desires to amend the Agreement to (i) reflect the current transfer agent per account fee schedule; and (ii) clarify the Customers' policy relative to Deposit Accounts in Paragraph 9 of the Agreement.

         NOW THEREFORE, the Agreement is amended as follows:

1. Existing Exhibit B (Account Fees) is replaced in its entirety with Exhibit B (Account Fees) attached hereto, dated May 5, 2007 with effect from January 1, 2007; and

2.       Paragraph 9 is restated in its entirety as follows:

         "9. MAINTENANCE OF DEPOSIT ACCOUNTS. PIMSS shall maintain on behalf of Customer such deposit accounts as are necessary or desirable from time to time to enable PIMSS to carry out the provisions of this Agreement. Any interest earned on such deposit accounts maintained by PIMSS (or any Sub-Transfer Agent) on behalf of Customer(s) shall be used to offset fees charged by PIMSS (or any Sub Transfer Agent)."


         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of this 5th day of May, 2007.


EACH CUSTOMER LISTED ON EXHIBIT A       PIONEER INVESTMENT
ATTACHED HERETO (SEVERALLY AND          MANAGEMENT SHAREHOLDER
NOT JOINTLY)                            SERVICES, INC.


By: /s/ Vincent Nave                    By: /s/ Tracy Connelly
Name:   Vincent Nave                    Name:   Tracy Connelly
Title:  Treasurer                       Title:  Senior Vice President

                                EXHIBIT A

                                AMENDMENT
                                   TO
                  MASTER INVESTMENT COMPANY SERVICE AGREEMENT
                            Dated as of May 5, 2007

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Pioneer Bond Fund
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Pioneer Emerging Markets Fund
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Pioneer Equity Income Fund
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Pioneer Equity Opportunity Fund
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Pioneer Europe Select Equity Fund
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Pioneer Fund
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Pioneer Fundamental Growth Fund
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Pioneer Global High Yield Fund
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Pioneer Growth Shares
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Pioneer High Yield Fund
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Pioneer Ibbotson Asset Allocation Series, a series trust consisting of:
         Pioneer Ibbotson Conservative Allocation Fund
         Pioneer Ibbotson Moderate Allocation Fund
         Pioneer Ibbotson Growth Allocation Fund
         Pioneer Ibbotson Aggressive Allocation Fund
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Pioneer Independence Fund
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Pioneer Interest Shares
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Pioneer International Equity Fund
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Pioneer International Value Fund
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Pioneer Mid Cap Growth Fund
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Pioneer Mid Cap Value Fund
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Pioneer Money Market Trust/Pioneer Cash Reserves Fund
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Pioneer Protected Principal Trust, a series fund consisting of:
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          Pioneer Protected Principal Plus Fund
          Pioneer Protected Principal Plus Fund II
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Pioneer Real Estate Shares
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Pioneer Research Fund
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Pioneer Select Equity Fund
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Pioneer Select Value Fund
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Pioneer Series Trust I, a series trust consisting of:
           Pioneer Oak Ridge Large Cap Growth Fund
           Pioneer Oak Ridge Small Cap Growth Fund
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Pioneer     Series Trust II, a series trust consisting of:
            Pioneer AmPac Growth Fund
            Pioneer AMT-Free CA Municipal Bond Fund
            Pioneer AMT-Free Municipal Bond Fund
            Pioneer Growth Leaders Fund
            Pioneer Growth Opportunities Fund
            Pioneer Small and Mid Cap Growth Fund
            Pioneer Tax Free Money Market Fund
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Pioneer Series Trust III, a series trust consisting of:
            Pioneer Cullen Value Fund
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Pioneer Series Trust IV, a series trust consisting of:
           Pioneer Classic Balanced Fund
           Pioneer Government Income Fund
           Pioneer Institutional Money Market Fund
           Pioneer International Core Equity Fund
           Pioneer Treasury Reserves Fund
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Pioneer Series Trust V, a series trust consisting of:
           Pioneer Global Select Equity Fund
           Pioneer High Income Municipal Fund
           Pioneer Oak Ridge All Cap Growth Fund
           Pioneer Select Research Growth Fund
           Pioneer Select Research Value Fund
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Pioneer Series Trust VI, a series trust consisting of:
           Pioneer Floating Rate Fund
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Pioneer Short Term Income Fund
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Pioneer Small Cap Value Fund
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Pioneer Strategic Income Fund
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Pioneer Tax Free Income Fund
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Pioneer Value Fund
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Pioneer Variable Contracts Trust, consisting of:
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           Pioneer America Income VCT Portfolio
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           Pioneer Bond VCT Portfolio
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           Pioneer Core Bond VCT Portfolio
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           Pioneer Cullen Value VCT Portfolio
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           Pioneer Emerging Markets VCT Portfolio
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           Pioneer Equity Income VCT Portfolio
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           Pioneer Equity Opportunity VCT Portfolio
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           Pioneer Fund VCT Portfolio
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           Pioneer Global High Yield VCT Portfolio
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           Pioneer Growth Opportunities VCT Portfolio
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           Pioneer Growth Shares VCT Portfolio
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           Pioneer High Yield VCT Portfolio
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           Pioneer Ibbotson Aggressive Allocation VCT Portfolio
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           Pioneer Ibbotson Growth Allocation VCT Portfolio
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           Pioneer Ibbotson Moderate Allocation VCT Portfolio
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           Pioneer International Value VCT Portfolio
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           Pioneer Mid Cap Value VCT Portfolio
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           Pioneer Money Market VCT Portfolio
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           Pioneer Oak Ridge Large Cap Growth VCT Portfolio
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           Pioneer Small and Mid Cap Growth VCT Portfolio
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           Pioneer Real Estate Shares VCT Portfolio
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           Pioneer Small Cap Value VCT Portfolio
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           Pioneer Strategic Income VCT Portfolio
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           Pioneer Value VCT Portfolio
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    EXHIBIT B - TO AMENDMENT TO MASTER INVESTMENT COMPANY SERVICE AGREEMENT

ACCOUNT FEES


A. OPEN EQUITY FUND ACCOUNTS

         $24.35 per account

B. OPEN FIXED INCOME FUND ACCOUNTS

         $ 27.40 per account

C. OPEN MONEY MARKET FUND ACCOUNTS (EXCLUSIVE OF PIONEER INSTITUTIONAL MONEY MARKET FUND)

         $27.00 per account

D. OPEN VARIABLE ANNUITY FUND ACCOUNTS and PIONEER INSTITUTIONAL MONEY MARKET
FUND

         $1,500.00 per CUSIP


E. ALL FUNDS-CLOSED ACCOUNTS

         $8.00 per account





Effective as of January 1, 2007